UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): May 6, 2024

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)The Annual Meeting of Heritage Financial Corporation (the “Company”) was held on May 6, 2024.

(b)There were a total of 34,655,226 of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 28,590,333 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for one year terms:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Brian S. Charneski	24,993,592	1,073,623	16,266	2,506,852
Jeffrey J. Deuel	25,549,173	521,366	12,942	2,506,852
Trevor D. Dryer	25,855,869	211,389	16,223	2,506,852
Kimberly T. Ellwanger	24,924,469	1,144,882	14,130	2,506,852
Deborah J. Gavin	25,730,536	338,788	14,157	2,506,852
Gail B. Giacobbe	25,861,426	206,897	15,158	2,506,852
Jeffrey S. Lyon	25,280,821	788,088	14,572	2,506,852
Frederick B. Rivera	25,568,576	492,373	22,532	2,506,852
Brian L. Vance	25,290,628	779,958	12,895	2,506,852
Ann Watson	25,274,180	794,097	15,204	2,506,852
Based on the votes set forth above, the above named directors were duly elected to serve as directors of the Company for a one year term expiring at the annual meeting of shareholders in 2025 and until their respective successors have been duly elected and qualified.

Proposal 2. Advisory (non-binding) resolution to approve the compensation paid to the Company's named executive officers. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,586,498	414,865	82,117	2,506,852
Based on the votes set forth above, the compensation paid to the named executive officers was approved by shareholders. The Company presents annually an advisory vote on the compensation paid to the Company's named executive officer's.

Proposal 3. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,369,688	189,377	31,268	N/A
Based on the votes set forth above, the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was duly ratified by the shareholders.

(c)None.
(d)None.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
May 7, 2024	/S/ JEFFREY J. DEUEL
Jeffrey J. Deuel
President and Chief Executive Officer
(Duly Authorized Officer)